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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: April 17, 2000


                    CHASE MANHATTAN MARINE OWNER TRUST 1997-A
 -------------------------------------------------------------------------------
                             (Issuer of Securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         United States                    333-32737             22-2382028
----------------------------     ------------------------   -------------------
(State or other jurisdiction     (Commission File Number)   (IRS Employer
of incorporation)                                           Identification No.)


            802 Delaware Avenue, Wilmington, Delaware           19801
            -----------------------------------------        -----------
            (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (302) 575-5033


                            THE CHASE MANHATTAN BANK
                             (Sponsor of the Trust)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         New York                         333-32737              13-4994650
-----------------------------    ------------------------   -------------------
(State or other jurisdiction     (Commission File Number)   (IRS Employer
of incorporation)                                           Identification No.)


            270 Park Avenue, New York, New York                 10017
            ----------------------------------------         ------------
            (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

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Item 5.  Other Events:


         Chase Manhattan Marine Owner Trust 1997-A is the issuer of 8 classes of Asset Backed Notes. The notes are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as a seller, The Chase Manhattan Bank, as seller, and The CIT Group/Sales Financing, Inc., as servicer.

         On April 17, 2000, CIT as servicer, distributed monthly interest to the holders of the notes. CIT furnished copies of the monthly reports for each class of notes as required by the Sale and Servicing Agreement. Copies of those monthly reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).    Exhibits

              Exhibits        Description
              ----------      ---------------

              20.1 Monthly Report with respect to the April 17, 2000 distribution







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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 26, 2000

                                    THE CIT GROUP/SALES FINANCING, INC.,
                                    as Servicer



                                    By: /s/ Frank Garcia
                                    -----------------------
                                    Name:  Frank Garcia
                                    Title: Vice President




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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                     Description
-----------                     -----------------
20.1                            Monthly Report with respect to the April
                                17, 2000 distribution